Exhibit 10.2

  Confidential portions of this document indicated by "*****" have been omitted and filed separately with the Commission

                                 EDGCOMB METALS
                            THE SPIRIT OF EXCELLENCE

                                    Quotation

Date:      March 5, 1999

To:        Craig Lepa                        From:             Mary Anderson
           Purchasing Agent                                    District Manager
           Featherlite Mfg Inc.
           319-547-6000                                        612-331-4000

F.O.B.     Your Plant



----------------------------------- -------------------------------- ---------------- ---------------- ---------------
              Grade                              Size                   Quantity         Delivery          Price
----------------------------------- -------------------------------- ---------------- ---------------- ---------------
                                           0.95 (p/m.002) x
             3105-H14               38.25, 41.5, 48 x 75-96" lgths
     Spec Featherlite finish                                            ***** lbs       per release      *****/clb
----------------------------------- -------------------------------- ---------------- ---------------- ---------------
              ditto                        .120 (p/m.003) x
                                        34.75, 40.25, 48, 53 x          ***** lbs       per release      *****/clb
                                             75-96" lgths
----------------------------------- -------------------------------- ---------------- ---------------- ---------------
           3004-H291 MF                   .040 x 37, 41, 48 x
                                             75-96" lgths               ***** lbs       per release      *****/clb
----------------------------------- -------------------------------- ---------------- ---------------- ---------------



Material quoted for year 2,000. Per Featherlite, any tonnage carried into 2001 a 1% carrying cost would apply.

All material paper-interleaved with the exception of printed products. It would be Edgcomb's discretion to apply. Material billed on theoretical weight, 2,500 lb max skids. Forklift rear unload. Terms: 45 days.

Pricing based on forward ingot of *****/clb and would have to be reconfirmed at time of commitment.

REVISION 3/5/99: Revised pricing on first three items are firm if ingot future for 2000 opens Monday 3/8/99 at $***** or below.

                        THANK YOU FOR THE OPPORTUNITY TO
                          QUOTE YOUR METAL REQUIREMENTS

/s/  Craig Lepa
Purchasing Agent

* Quoted pricing is subject to prior sale.